UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2023

RESHAPE LIFESCIENCES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-37897	26-1828101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Technology Drive, Suite 110 Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

(949) 429-6680

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	RSLS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 29, 2023, ReShape Lifesciences Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors (the “Investors”) pursuant to which the Company agreed to issue and sell to the Investors (i) 1,770,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), (ii) warrants to purchase up to 13,650,000 shares of Common Stock at an initial exercise price of $0.33 per share (the “Common Warrants”) and (iii) pre-funded warrants to purchase 7,330,000 shares of Common Stock at an exercise price of $0.001 per share. The securities were sold as part of units at a price of $0.33 per unit or, with respect to the units including pre-funded warrants, $0.329 per unit.

In connection with the offering, the Company also agreed that certain existing warrants to purchase up to an aggregate of 965,351 shares of Common Stock at an exercise price of $3.07 per share and warrants to purchase up to an aggregate of 382,500 shares of Common Stock at an exercise price of $8.00 per share that were previously issued to one of the Investors, were amended effective upon the closing of the Offering so that the amended warrants have an exercise price of $0.33 per share.

The Common Warrants are immediately exercisable on the date of issuance and expire on the five-year anniversary of the date of issuance. Subject to certain exemptions outlined in the Common Warrants, while the Common Warrants are outstanding, if the Company sells, enters into an agreement to sell, or grants any option to purchase, or sells, enters into an agreement to sell, or grants any right to reprice, or otherwise disposes of or issues (or announces any offer, sale, grant or any option to purchase or other disposition) any shares of Common Stock or securities convertible into Common Stock, at an effective price per share less than the exercise price of the Common Warrants then in effect, the exercise price of the Common Warrants shall be reduced to equal the effective price per share in such dilutive issuance; provided, however, in no event shall the exercise price of the Common Warrants be reduced to an exercise price lower than $0.088, which is equal to 20% of the closing price of the Common Stock on the day prior to the pricing of the offering. On the 30-day anniversary of the issuance date of the Common Warrants, the exercise price of the Common Warrants will adjust to be equal to the greater of $0.088, which is equal to 20% of the closing price of the Common Stock on the day prior to the pricing of the offering, and 100% of the last volume weighted average price per share of Common Stock immediately preceding the 30th day following the issuance date of the Common Warrants, provided that such value is less than the exercise price in effect on that date.

The offering was made pursuant to the Company’s Registration Statement on Form S-1, as amended (File No. 333-274227), which was declared effective by the Securities and Exchange Commission (the “SEC”) on September 29, 2023. The final prospectus relating to the offering was filed with the SEC on October 3, 2023 and may be obtained from the SEC’s website at http://www.sec.gov or from Maxim Group LLC, 300 Park Avenue, 16th Floor, New York, NY 10022, at (212) 895-3745.

The net proceeds from the offering were approximately $2.8 million, after deducting the placement agent fees and before deducting offering expenses. The Company intends to use the net proceeds from the offering to continue implementation of its growth strategies (included increased marketing of the Lap-Band and Lap-Band 2.0 and continued development and commercialization of ReShapeCare), for working capital and general corporate purposes.

The Company’s exclusive placement agent in connection with the offering, Maxim Group LLC, received a cash fee equal to up to 7.0% of the gross proceeds received by the Company from the sale of the securities in offering, as well as reimbursement for certain expenses, and warrants to purchase up to 455,000 shares of Common Stock, which is equal to 5.0% of the aggregate amount of shares of Common Stock (or Common Stock equivalents in the form of pre-funded warrants) issued in the offering, at an exercise price of $0.363 per share (the “Placement Agent Warrant”).

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission.

The foregoing description of the Purchase Agreement, Common Warrants, Pre-funded Warrants and Placement Agent Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Purchase Agreement, Common Warrants, Pre-funded Warrants and Placement Agent Warrant, which are filed as Exhibits 10.1, 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 29, 2023, the Company issued a press release announcing the pricing of the units in the Offering.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Common Warrant (incorporated by reference to Exhibit 4.1 to Amendment No. 2 to Registration Statement on Form S-1 filed by ReShape Lifesciences Inc. on September 27, 2023)
4.2	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to Registration Statement on Form S-1 filed by ReShape Lifesciences Inc. on September 12, 2023)
4.3	Form of Placement Agent Warrant (filed herewith)
10.1	Form of Securities Purchase Agreement, dated September 29, 2023, by and between ReShape Lifesciences Inc. and the Investor (incorporated by reference to Exhibit 10.1 to Amendment No. 1 to Registration Statement on Form S-1 filed by ReShape Lifesciences Inc. on September 12, 2023)
99.1	Press Release dated September 29, 2023 (furnished herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESHAPE LIFESCIENCES INC.

By:	/s/ Paul F. Hickey
Paul F. Hickey
President and Chief Executive Officer

Date: October 5, 2023